                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints SEAN T. LEONARD and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statements listed below, for which THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

--------------------------------------------------------------------------------
REGISTRANT NAME                                 FILE NOS.
--------------------------------------------------------------------------------
FS VARIABLE SEPARATE ACCOUNT                    333-178854/ 811-08810
                                                333-178859 / 811-08810
                                                333-178857 / 811-08810
                                                333-178853 / 811-08810
                                                333-178855 / 811-08810
                                                333-178850 / 811-08810
--------------------------------------------------------------------------------
FS VARIABLE ANNUITY ACCOUNT ONE                 333-178861 / 811-06313
--------------------------------------------------------------------------------
FS VARIABLE ANNUITY ACCOUNT TWO                 333-178863 / 811-08624
--------------------------------------------------------------------------------
FS VARIABLE ANNUITY ACCOUNT FIVE                333-178860 / 811-08369
                                                333-178858 / 811-08369
--------------------------------------------------------------------------------


/s/      JAMES BRACKEN                            Director                  April 25, 2012
------------------------------
         JAMES BRACKEN

/s/      JOHN Q. DOYLE                            Director                  April 25, 2012
------------------------------
         JOHN Q. DOYLE

/s/    PETER J. EASTWOOD                  Director, President and           April 25, 2012
------------------------------            Chief Executive Officer
       PETER J. EASTWOOD

/s/    DAVID NEIL FIELDS                          Director                  April 25, 2012
------------------------------
       DAVID NEIL FIELDS

/s/    PETER D. HANCOCK                    Chairman and Director            April 25, 2012
------------------------------
       PETER D. HANCOCK

/s/     DAVID L. HERZOG                           Director                  April 25, 2012
------------------------------
        DAVID L. HERZOG

/s/     SEAN T. LEONARD             Director, Senior Vice President and     April 25, 2012
------------------------------            Chief Financial Officer
        SEAN T. LEONARD

/s/   MONIKA MARIA MACHON                         Director                  April 25, 2012
------------------------------
      MONIKA MARIA MACHON

/s/    RALPH W. MUCERINO                          Director                  April 25, 2012
------------------------------
       RALPH W. MUCERINO

/s/   SIDDHARTHA SANKARAN                         Director                  April 25, 2012
------------------------------
      SIDDHARTHA SANKARAN

/s/  CHRISTOPHER L. SPARRO                        Director                  April 25, 2012
------------------------------
     CHRISTOPHER L. SPARRO

/s/   MARK TIMOTHY WILLIS                         Director                  April 25, 2012
------------------------------
      MARK TIMOTHY WILLIS